UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: August 31, 2016

Steven I. Koszalka

American Funds Inflation Linked Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

American Funds Inflation Linked Bond Fund®
Investment portfolio
August 31, 2016
unaudited
Bonds, notes & other debt instruments 94.68% U.S. Treasury bonds & notes 88.04% U.S. Treasury inflation-protected securities 86.93%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 2018[1]	$6,881	$6,915
U.S. Treasury Inflation-Protected Security 1.875% 2019[1]	30,702	32,735
U.S. Treasury Inflation-Protected Security 1.375% 2020[1]	28,978	30,532
U.S. Treasury Inflation-Protected Security 0.125% 2021[1]	105,758	106,827
U.S. Treasury Inflation-Protected Security 0.625% 2021[1,2]	74,854	77,722
U.S. Treasury Inflation-Protected Security 1.125% 2021[1]	11,018	11,614
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	60,696	61,262
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	32,385	32,747
U.S. Treasury Inflation-Protected Security 0.125% 2023[1]	31,272	31,459
U.S. Treasury Inflation-Protected Security 0.375% 2023[1]	27,962	28,689
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	142,509	143,126
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	1,033	1,074
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	221,930	223,902
U.S. Treasury Inflation-Protected Security 0.375% 2025[1]	71,447	73,068
U.S. Treasury Inflation-Protected Security 2.375% 2025[1]	29,983	35,474
U.S. Treasury Inflation-Protected Security 0.125% 2026[1]	52,284	52,374
U.S. Treasury Inflation-Protected Security 0.625% 2026[1]	31,951	33,314
U.S. Treasury Inflation-Protected Security 2.00% 2026[1]	76,501	89,110
U.S. Treasury Inflation-Protected Security 2.375% 2027[1]	37,287	45,353
U.S. Treasury Inflation-Protected Security 1.75% 2028[1]	70,177	81,726
U.S. Treasury Inflation-Protected Security 2.50% 2029[1]	2,245	2,841
U.S. Treasury Inflation-Protected Security 2.125% 2040[1]	22,302	29,855
U.S. Treasury Inflation-Protected Security 2.125% 2041[1]	33,017	44,630
U.S. Treasury Inflation-Protected Security 0.75% 2042[1]	53,330	55,287
U.S. Treasury Inflation-Protected Security 0.625% 2043[1]	10,483	10,577
U.S. Treasury Inflation-Protected Security 1.375% 2044[1]	31,127	37,171
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]	101,966	113,705
		1,493,089
U.S. Treasury 1.11%
U.S. Treasury 1.50% 2026	19,250	19,113
Total U.S. Treasury bonds & notes		1,512,202
Bonds & notes of governments & government agencies outside the U.S. 3.85%
Colombia (Republic of) 5.00% 2045	600	653
Japan, Series 18, 0.10% 2024[1]	¥2,201,600	22,236
Japan, Series 20, 0.10% 2025[1]	4,241,500	43,229
South Africa (Republic of), Series 197, 5.50% 2023[1]	ZAR651	55
		66,173
Corporate bonds & notes 2.72% Information technology 1.31%
Apple Inc. 3.85% 2046	$9,040	9,394
Microsoft Corp. 3.70% 2046	12,500	13,022
		22,416
American Funds Inflation Linked Bond Fund — Page 1 of 7

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy 0.83%	Principal amount (000)	Value (000)
Ecopetrol SA 5.375% 2026	$2,820	$2,905
Ecopetrol SA 5.875% 2045	545	513
Ensco PLC 5.20% 2025	1,625	1,174
Petróleos Mexicanos 7.47% 2026	MXN199,130	9,593
		14,185
Health care 0.45%
AbbVie Inc. 4.45% 2046	$2,000	2,150
Aetna Inc. 4.25% 2036	2,730	2,849
Aetna Inc. 4.375% 2046	2,355	2,459
Pfizer Inc. 0.953% 2018[3]	300	301
		7,759
Consumer discretionary 0.07%
Newell Rubbermaid Inc. 3.85% 2023	1,190	1,269
Utilities 0.04%
Exelon Corp. 4.45% 2046	660	737
Financials 0.02%
American Express Co. 1.401% 2018[3]	300	300
Total corporate bonds & notes		46,666
Asset-backed obligations 0.05%
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[4,5]	769	773
Mortgage-backed obligations 0.02% Commercial mortgage-backed securities 0.02%
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.615% 2049[3,5]	200	203
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[3,5]	156	160
Total mortgage-backed obligations		363
Total bonds, notes & other debt instruments (cost: $1,577,618,000)		1,626,177
Short-term securities 0.74%
General Electric Co. 0.34% due 9/1/2016	12,750	12,750
Total short-term securities (cost: $12,750,000)		12,750
Total investment securities 95.42% (cost: $1,590,368,000)		1,638,927
Other assets less liabilities 4.58%		78,695
Net assets 100.00%		$1,717,622
American Funds Inflation Linked Bond Fund — Page 2 of 7

unaudited
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $82,459,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 8/31/2016 (000)
			Receive (000)	Deliver (000)
Purchases:
British pounds	11/4/2016	Bank of America, N.A.	£6,927	$9,220	$(111)
Mexican pesos	9/13/2016	JPMorgan Chase	MXN286,000	$15,077	111
Mexican pesos	10/7/2016	Bank of America, N.A.	MXN45,605	$2,471	(54)
					$(54)
Sales:
Canadian dollars	10/6/2016	JPMorgan Chase	$14,543	C$19,000	$52
Japanese yen	9/12/2016	JPMorgan Chase	$15,391	¥1,555,000	355
Japanese yen	9/12/2016	Citibank	$6,629	¥670,000	151
Japanese yen	9/21/2016	JPMorgan Chase	$15,366	¥1,555,000	322
Japanese yen	9/28/2016	Barclays Bank PLC	$45,143	¥4,525,000	1,351
Japanese yen	9/28/2016	UBS AG	$150	¥15,000	4
Japanese yen	11/2/2016	Bank of America, N.A.	$4,134	¥429,000	(23)
Mexican pesos	9/26/2016	Bank of America, N.A.	$12,071	MXN221,200	339
Norwegian kroner	9/8/2016	Citibank	$13,231	NKr113,650	(408)
South Korean won	9/12/2016	JPMorgan Chase	$14,858	KRW16,369,550	178
					$2,321
Forward currency contracts — net					$2,267
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $1,627,738,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 8/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	1.0035%	8/30/2018	$430,000	$392
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	280,000	7,056
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	280,000	6,787
Receive	LCH	3-month USD-LIBOR	1.5675	8/17/2023	270,000	(35)
Receive	LCH	3-month USD-LIBOR	1.2785	8/30/2023	126,000	(333)
Pay	LCH	6-month JPY-LIBOR	0.228	2/8/2026	¥4,250,000	(631)
Pay	LCH	6-month JPY-LIBOR	0.20125	2/18/2026	1,515,000	(187)
Pay	LCH	3-month USD-LIBOR	1.615	5/10/2026	$68,000	(1,150)
Pay	LCH	3-month USD-LIBOR	1.5465	6/22/2026	32,000	(329)
Pay	LCH	6-month GBP-LIBOR	0.7677	8/9/2026	£35,000	(400)
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	$57,050	(6,445)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	57,050	(6,620)
Pay	LCH	3-month USD-LIBOR	1.83	8/17/2031	58,000	(293)
Pay	LCH	3-month USD-LIBOR	2.6565	8/21/2045	20,000	(4,692)
Pay	LCH	3-month USD-LIBOR	2.616	1/5/2046	34,000	(7,712)
Pay	LCH	US Federal Funds Effective Rate	1.46	7/25/2046	24,000	(1,117)
Pay	LCH	3-month USD-LIBOR	1.826	7/28/2046	20,000	(644)
Pay	LCH	3-month USD-LIBOR	1.741	8/17/2046	21,000	(228)
						$(16,581)
American Funds Inflation Linked Bond Fund — Page 3 of 7

unaudited
Credit default swaps

The fund has entered into a credit default swap as shown in the following table. The average month-end notional amount of credit default swaps while held was $123,125,000.
Centrally cleared credit default swaps on credit indices — buy protection
Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums paid (000)	Unrealized depreciation at 8/31/2016 (000)
CDX.NA.IG.26	ICE	1.00%	6/20/2021	$105,000	$(1,316)	$(995)	$(321)
Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $1,007,262,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 8/31/2016 (000)
90 Day Euro Dollar Futures	CME	Long	6,400	December 2016	$1,584,721	$79
10 Year U.S. Treasury Note Futures	CME	Long	1,955	December 2016	256,013	(61)
20 Year U.S. Treasury Bond Futures	CME	Short	794	December 2016	135,277	(1)
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	80	December 2016	14,989	(9)
5 Year U.S. Treasury Note Futures	CME	Long	1,171	January 2017	141,778	206
90 Day Euro Dollar Futures	CME	Short	800	December 2017	197,708	(51)
						$163

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $33,429,000, which represented 1.95% of the net assets of the fund.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $773,000, which represented .05% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as
American Funds Inflation Linked Bond Fund — Page 4 of 7

unaudited
yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data. For certain distressed securities, valuation may include cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may
American Funds Inflation Linked Bond Fund — Page 5 of 7

unaudited
transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2016 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,512,202	$—	$1,512,202
Bonds & notes of governments & government agencies outside the U.S.	—	66,173	—	66,173
Corporate bonds & notes	—	46,666	—	46,666
Asset-backed obligations	—	773	—	773
Mortgage-backed obligations	—	363	—	363
Short-term securities	—	12,750	—	12,750
Total	$—	$1,638,927	$—	$1,638,927

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$2,863	$—	$2,863
Unrealized appreciation on interest rate swaps	—	14,235	—	14,235
Unrealized appreciation on futures contracts	285	—	—	285
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(596)	—	(596)
Unrealized depreciation on interest rate swaps	—	(30,816)	—	(30,816)
Unrealized depreciation on credit default swaps	—	(321)	—	(321)
Unrealized depreciation on futures contracts	(122)	—	—	(122)
Total	$163	$(14,635)	$—	$(14,472)
*	Forward currency contracts, interest rate swaps, credit default swaps and futures contracts are not included in the investment portfolio.
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$55,442
Gross unrealized depreciation on investment securities	(7,862)
Net unrealized appreciation on investment securities	47,580
Cost of investment securities	1,591,347

Key to abbreviations and symbols
C$ = Canadian dollars	LCH = LCH.Clearnet
CME = CME Group	LIBOR = London Interbank Offered Rate
GBP/£ = British pounds	MXN = Mexican pesos
ICE = Intercontinental Exchange, Inc.	NKr = Norwegian kroner
JPY/¥ = Japanese yen	ZAR = South African rand
KRW = South Korean won
American Funds Inflation Linked Bond Fund — Page 6 of 7

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-060-1016O-S54067	American Funds Inflation Linked Bond Fund — Page 7 of 7

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: October 28, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 28, 2016